UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 30, 2006

TECO ENERGY, INC.

(Exact name of registrant as specified in its charter)

Florida	1-8180	59-2052286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 North Franklin Street, Tampa Florida	33602
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (813) 228-1111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01: Other Events

On March 30, 2006, the U.S. District Court for the Middle District of Florida granted the company’s motion to dismiss the securities class action suit filed in that court. The consolidated class action complaint was dismissed without prejudice for the plaintiffs’ failure to sufficiently plead loss causation as required by the U.S. Supreme Court’s ruling in Dura Pharmaceuticals, Inc. v. Broudo, 125 S. Ct. 1627, 1634 (2005).

Also on March 30, 2006, the staff of the U.S. Securities and Exchange Commission advised the Company that it will not be requesting additional information from the Company, that its related informal inquiry had been concluded and that it would not be making recommendations to the Commission for any action.

Section 9 – Financial Statements and Exhibits

Item 9.01: Financial Statements and Exhibits

(c)	Exhibits

99.1	Order of the United States District Court for the Middle District of Florida dated March 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2006	TECO ENERGY, INC.
(Registrant)

/s/ G. L. Gillette
G. L. Gillette
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
99.1	Order of the United States District Court for the Middle District of Florida dated March 30, 2006.